Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Greenfield Online, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2006 to be filed with Securities and Exchange Commission on or about the date hereof (the “Report”), I, Albert Angrisani, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                                                                                              By: /s/ Albert Angrisani
                                                                                                                              Albert Angrisani
                                                                                                                              President and Chief Executive Officer

Date: November 9, 2006